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                                                                Exhibit 10.8.15


                      FOURTH AMENDMENT TO CREDIT AGREEMENT

                  THIS FOURTH AMENDMENT TO CREDIT AGREEMENT (the "AMENDMENT"), dated as of December 15, 1999, is entered into by and among WESTAFF (USA), INC. ("WSS"), WESTERN MEDICAL SERVICES, INC. ("WMS" and together with WSS, collectively, the "BORROWERS" and individually, a "BORROWER"), BANK OF AMERICA, N.A., as agent for itself and the Banks (the "AGENT"), and the several financial institutions party to the Credit Agreement (collectively, the "BANKS").

                                    RECITALS

                  A. The Borrowers, Banks, and Agent are parties to a Credit Agreement dated as of March 4, 1998, and amendments thereto dated as of May 15, 1998, July 23, 1998, and January 22, 1999 (collectively, the "CREDIT AGREEMENT") pursuant to which the Agent and the Banks have extended certain credit facilities to the Borrowers.

                  B. The Borrowers have requested that the Banks agree to certain amendments of the Credit Agreement.

                  C. The Banks are willing to amend the Credit Agreement, subject to the terms and conditions of this Amendment.

                                    AGREEMENT

                  NOW, THEREFORE, for valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto hereby agree as follows:

                  1. DEFINED TERMS. Unless otherwise defined herein, capitalized terms used herein shall have the meanings, if any, assigned to them in the Credit Agreement.

                  2.  AMENDMENTS TO CREDIT AGREEMENT.

                           (a) The first sentence of Section 8.13 of the Credit Agreement is amended to read as follows:

                           The Borrowers shall not, and shall not permit any other Loan Party to, make or commit to make Capital Expenditures in excess of an aggregate of Eight Million Five Hundred Thousand Dollars ($8,500,000) for the fiscal year ending October 30, 1999, and Eight Million Dollars ($8,000,000) for each subsequent fiscal year.

                  3. REPRESENTATIONS AND WARRANTIES. The Borrowers each hereby represent and warrant to the Agent and the Banks as follows:

                           (a) No Default or Event of Default has occurred and is continuing, except those Defaults or Events of Default, if any, that have been disclosed in writing to the Agent and the Banks or waived in writing by the Agent and the Banks.


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                           (b) The execution, delivery and performance by the
         Borrowers of this Amendment have been duly authorized by all necessary corporate and other action and do not and will not require any registration with, consent or approval of, notice to or action by, any Person (including any Governmental Authority) in order to be effective and enforceable. The Credit Agreement as amended by this Amendment constitutes the legal, valid and binding obligations of the Borrowers, enforceable against each of them in accordance with its respective terms, without defense, counterclaim or offset.

                           (c) All representations and warranties of the Borrowers contained in the Credit Agreement are true and correct.

                           (d) Each of the Borrowers is entering into this Amendment on the basis of its own investigation and for its own reasons, without reliance upon the Agent and the Banks or any other Person.

                  4. EFFECTIVE DATE. This Amendment will become effective as of October 30, 1999 (the "EFFECTIVE DATE"), PROVIDED that each of the following conditions precedent is satisfied on or before December 15, 1999:

                           (a) The Agent has received this Amendment duly executed by the Borrowers, the Agent, the Issuing Bank and each of the Banks, together with a duly executed Guarantor Acknowledgment and Consent in the form attached hereto.

                           (b) The Agent has received from WMS, Western Medical Services (NY), Inc., as a guarantor, and Alternative Billing Services, Inc., as a guarantor, a certificate of incumbency setting forth the names and specimen signatures of the authorized officers of each such corporation, certified by the Secretary or an Assistant Secretary of such corporation as of the date hereof.

                  5. RESERVATION OF RIGHTS. Each of the Borrowers acknowledges and agrees that the execution and delivery by the Agent and the Banks of this Amendment shall not be deemed to create a course of dealing or otherwise obligate the Agent or the Banks to forbear or execute similar amendments under the same or similar circumstances in the future.

                  6.  MISCELLANEOUS.

                           (a) Except as herein expressly amended, all terms, covenants and provisions of the Credit Agreement are and shall remain in full force and effect and all references therein to such Credit Agreement shall henceforth refer to the Credit Agreement as amended by this Amendment. This Amendment shall be deemed incorporated into, and a part of, the Credit Agreement.

                           (b) This Amendment shall be binding upon and inure to the benefit of the parties hereto and thereto and their respective successors and assigns. No third party beneficiaries are intended in connection with this Amendment.

                           (c) This Amendment shall be governed by and construed in accordance with the law of the State of California.


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                           (d) This Amendment may be executed in any number of
         counterparts, each of which shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument. Each of the parties hereto understands and agrees that this document (and any other document required herein) may be delivered by any party thereto either in the form of an executed original or an executed original sent by facsimile transmission to be followed promptly by mailing of a hard copy original, and that receipt by the Agent of a facsimile transmitted document purportedly bearing the signature of a Bank or the Borrower or WMS shall bind such Bank or the Borrower or WMS, respectively, with the same force and effect as the delivery of a hard copy original. Any failure by the Agent to receive the hard copy executed original of such document shall not diminish the binding effect of receipt of the facsimile transmitted executed original of such document of the party whose hard copy page was not received by the Agent.

                           (e) This Amendment, together with the Credit
         Agreement, contains the entire and exclusive agreement of the parties hereto with reference to the matters discussed herein and therein. This Amendment supersedes all prior drafts and communications with respect thereto. This Amendment may not be amended except in accordance with the provisions of Section 11.01 of the Credit Agreement.

                           (f) If any term or provision of this Amendment shall be deemed prohibited by or invalid under any applicable law, such provision shall be invalidated without affecting the remaining provisions of this Amendment or the Credit Agreement, respectively.

                           (g) Each of the Borrowers covenants to pay to or reimburse the Agent, upon demand, for all costs and expenses (including allocated costs of in-house counsel) incurred in connection with the development, preparation, negotiation, execution and delivery of this Amendment, including without limitation appraisal, audit, search and filing fees incurred in connection therewith.

                  IN WITNESS WHEREOF, the parties hereto have executed and delivered this Amendment as of the date first above written.

                                       WESTAFF (USA), INC.

                                       By /s/ Paul A. Norberg
                                          ------------------------
                                          Paul A. Norberg
                                          Executive Vice President and
                                          Chief Financial Officer

                                       By /s/ Michael W. Ehresman
                                          ------------------------
                                          Michael W. Ehresman
                                          Senior Vice President and
                                          Treasurer



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                                       WESTERN MEDICAL SERVICES, INC.

                                       By /s/ Gary A. Kittleson
                                          ------------------------
                                          Gary A. Kittleson
                                          Executive Vice President,
                                          Chief Financial Officer

                                       By /s/ Gary A. Kittleson
                                          ------------------------
                                          Gary A. Kittleson
                                          Secretary

                                       BANK OF AMERICA, N.A., as Agent

                                       By /s/ David Price
                                          ------------------------
                                          David Price
                                          Vice President

                                       BANK OF AMERICA, N.A., as a Bank and as
                                       Issuing Bank

                                       By /s/ Lisa M. Thomas
                                          ------------------------
                                          Lisa M. Thomas
                                          Vice President

                                       COMERICA BANK-CALIFORNIA, as a Bank

                                       By /s/ Scott T. Smith
                                          ------------------------
                                          Scott T. Smith
                                          Vice President

                                       SANWA BANK CALIFORNIA, as a Bank

                                       By /s/ Rochelle Dineen
                                          ------------------------
                                          Rochelle Dineen
                                          Vice President


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                      GUARANTOR ACKNOWLEDGMENT AND CONSENT

                The undersigned, each a guarantor or third party pledgor with respect to the Borrowers' obligations to the Agent and the Banks under the Credit Agreement, each hereby (i) acknowledges and consents to the execution, delivery and performance by the Borrowers of the foregoing Fourth Amendment to Credit Agreement (the "AMENDMENT"), and (ii) reaffirms and agrees that the respective guaranty, third party pledge or security agreement to which the undersigned is party and all other documents and agreements executed and delivered by the undersigned to the Agent and the Banks in connection with the Credit Agreement are in full force and effect, without defense, offset or counterclaim. (Capitalized terms used herein have the meanings specified in the Amendment.)

                                  WESTAFF, INC.

Dated: as of December 15, 1999    By /s/ Paul A. Norberg
       -----------------------       ----------------------------
                                     Paul A. Norberg
                                     Executive Vice President
                                     and Chief Financial Officer

                                  By /s/ Michael W. Ehresman
                                     ------------------------
                                     Michael W. Ehresman
                                     Senior Vice President and Treasurer

                                  WESTERN MEDICAL SERVICES (NY), INC.

Dated: as of December 15, 1999    By /s/ Gary A. Kittleson
       -----------------------       ----------------------------
                                     Gary A. Kittleson
                                     Executive Vice President and
                                      Chief Financial Officer

                                  By /s/ Gary A. Kittleson
                                     ----------------------------
                                     Gary A. Kittleson
                                     Secretary

                                  WESTERN TECHNICAL SERVICES, INC.

Dated: as of December 15, 1999    By /s/ Paul A. Norberg
       -----------------------       ----------------------------
                                     Paul A. Norberg
                                     Executive Vice President and
                                     Chief Financial Officer

                                  By /s/ Michael W. Ehresman
                                     ----------------------------
                                     Michael W. Ehresman
                                     Senior Vice President and Treasurer


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                                  MEDIAWORLD INTERNATIONAL

Dated: as of December 15, 1999    By /s/ Paul A. Norberg
       -----------------------       ----------------------------
                                     Paul A. Norberg
                                     Executive Vice President and
                                     Chief Financial Officer

                                  By /s/ Michael W. Ehresman
                                     ----------------------------
                                     Michael W. Ehresman
                                     Senior Vice President and Treasurer

                                  WESTAFF (GUAM), INC.

Dated: as of December 15, 1999    By /s/ Paul A. Norberg
       -----------------------       ----------------------------
                                     Paul A. Norberg
                                     Executive Vice President and
                                     Chief Financial Officer

                                  By /s/ Michael W. Ehresman
                                     ----------------------------
                                     Michael W. Ehresman
                                     Senior Vice President and Treasurer

                                  ALTERNATIVE BILLING SERVICES, INC.

Dated: as of December 15, 1999    By /s/ Gary A. Kittleson
       -----------------------       ----------------------------
                                     Gary A. Kittleson
                                     Executive Vice President and
                                     Chief Financial Officer

                                  By /s/ Gary A. Kittleson
                                     ----------------------------
                                     Gary A. Kittleson
                                     Secretary


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                                  BEST TEMPORARIES, INC.

Dated: as of December 15, 1999    By /s/ Paul A. Norberg
       -----------------------       ----------------------------
                                     Paul A. Norberg
                                     Executive Vice President and
                                     Chief Financial Officer

                                  By /s/ Michael W. Ehresman
                                     ----------------------------
                                     Michael W. Ehresman
                                     Senior Vice President and Treasurer

                                  BEST TEMPORARIES FEDERAL SYSTEMS, INC.

Dated: as of December 15, 1999    By /s/ Paul A. Norberg
       -----------------------       ----------------------------
                                     Paul A. Norberg
                                     Executive Vice President and
                                     Chief Financial Officer

                                  By /s/ Michael W. Ehresman
                                     ----------------------------
                                     Michael W. Ehresman
                                     Senior Vice President and Treasurer


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